Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

RecFi, LLC

200 East Robinson Street, Suite 1110

Orlando, Florida 32801

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of marine and recreational vehicle loans in connection with the proposed offering of RecFi Receivables Trust 2026-1. RecFi, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Loan File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Loan File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P. (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On November 13, 2025, representatives of the Company provided us with a computer-generated data file and related record layout containing data, as represented to us by the Company, as of the close of business October 31, 2025, with respect to 3,632 marine and recreational vehicle loans (the “Statistical Loan File”).

At the Company’s instruction, we randomly selected 175 marine and recreational vehicle loans from the Statistical Loan File (the “Sample Loans”) and performed certain comparisons and recomputations for each of the Sample Loans relating to the marine and recreational vehicle loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.       Loan number (for informational purposes only)

2.       Original amount financed

3.       Original term to maturity

4.       Monthly payment amount

5.       Original Annual percentage rate (APR)

6.       Co-Borrower (yes/no)

7.       Vehicle manufacturer

8.       Model year

9. Vehicle type 10. Vehicle condition (new/used) 11. Contract date 12. Current maturity date 13. State (customer) 14. FICO score 15. Original maturity date

We compared Characteristics 2. through 9. to the corresponding information set forth on, or derived from, the Installment Sales Contract (the “Contract”) and to screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

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We compared Characteristic 10. to the corresponding information set forth on the Servicing System Screen Shots and the Contract or the Title Certificate, Application for Title or Guarantee of Title, Manufacturer’s Statement of Origin, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Lien and Title Information Title Report, or other related correspondence (collectively, the “Title Certificate”).

We compared Characteristics 11. through 13. to the corresponding information set forth on or derived from the Servicing System Screen Shots.

We compared Characteristic 14. to the corresponding information set forth on or derived from the Servicing System Screen Shots or the “Credit Report.”

With respect to Characteristic 15., we recomputed the original maturity date by adding (i) the original term to maturity (as set forth on the Contract) to (ii) the contract date (as set forth on the Servicing System Screen Shots). We compared such recomputed information to the corresponding original maturity date set forth on the Statistical Loan File.

For purposes of our comparisons and at your instruction:

•	with respect to our comparison of Characteristic 5., differences of 0.001% or less are deemed to be “in agreement”; and

•	with respect to our comparison of Characteristic 15., differences of 30 days or less are deemed to be “in agreement.”

The loan documents described above, including any information obtained from the Servicing System Screen Shots, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above-mentioned Loan Documents, except as indicated in Appendix A. Supplemental Information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the marine and recreational vehicle loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the marine and recreational vehicle loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Loan File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 11, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 11, 2026.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference in vehicle manufacturer.
2	Two differences in model year.
3	Three differences in current maturity date.
4	One difference in FICO score.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 11, 2026.

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Contract
1	38208542	Vehicle manufacturer	CHRYSLER	Springdale
2	41756495	Model year	2022	2023
2	42172825	Model year	2020	2018

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Servicing System Screen Shots
3	40033607	Current maturity date	8/27/2033	10/27/2033
3	42172817	Current maturity date	10/2/2038	11/4/2038
3	46525150	Current maturity date	6/19/2039	6/25/2039
4	37872975	FICO score	662	654

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.